Lazard Asset Management

Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H    3 1 ,    2 0 0 6

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Shareholder,

We are pleased to present the First Quarter Report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended March 31, 2006. Lazard World Dividend & Income Fund, Inc. is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for nine months, and we are pleased with LOR’s overall performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2006)

During the first quarter of 2006, the Fund’s Net Asset Value per share (“NAV”) gained 9.2%, comfortably ahead of the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) return of 7.0% . Since inception, the Fund’s NAV return was 18.8% compared to the index return of 19.2% . Shares of LOR ended the first quarter of 2006 with a market price of $19.82, representing a 7.7% discount to the Fund’s NAV of $21.48. The Fund’s net assets were $144.9 million, with total leveraged assets of $208.1 million, representing 30.4% leverage.

We believe that LOR’s investment thesis remains sound. While NAV returns, since its inception, have slightly underperformed the MSCI ACWI Index, NAV returns for the first quarter of 2006 were very strong. Contributing factors to the year-to-date returns included a sharp rally in global stocks, which experienced a mid-quarter sell-off, before bouncing back in mid-March and advancing to levels not seen since 2000, as well as strong global merger and acquisition activity. Small caps continued to perform well and emerging markets equities, buoyed by continued investor interest, ended the first quarter with solid returns. Following a period of modest returns in 2005 for the smaller, short-duration currency and debt portion of the Fund, performance on this portion of the portfolio was stronger in the first quarter of 2006, and has been a positive contributor to overall performance in this period and since the Fund’s inception.

At the quarter’s end, 68.3% of the Fund’s total leveraged assets consisted of world equities and 31.5% consisted of emerging markets currency and debt instruments, while the remaining 0.2% consisted of cash and other assets.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since the first dividend on September 23, 2005. This distribution level represents an annualized market yield of 7.1% based on the share price of $19.82 at the close of NYSE trading on March 31, 2006. As per LOR’s policy, all distribution obligations have been met without returning any capital to the Fund’s stockholders.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(68.3% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 60 to 90 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The equity portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. As of March 31, 2006, examples included Barclays PLC, which provides commercial and investment banking, insurance, financial and asset management services, and operates branches in more than 60 countries worldwide; National Grid PLC, which owns, operates, and develops electricity and gas networks throughout the U.K. and in the northeastern United States; Taiwan Semiconductor Manufacturing Company, which engages in the design, manufacturing, sale, packaging, and testing of integrated circuits and other semiconductor devices; and Statoil, Norway’s largest oil and gas company, which is one of the largest net sellers of crude oil in the world and a major supplier of natural gas to the European continent.

Companies held in the world equity portfolio are based in both developed-market and emerging-market regions around the world. As of March 31, 2006, 31.5% of these companies were based in North America, 19.7% were in continental Europe (not including the U.K.), 17.0% were in the U.K., 10.7% were in Asia, 11.7% were in Australia and New Zealand, 4.7% were in Latin America, and 4.7% were in Africa and the Middle East. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2006, were financials (28.2%), which includes banks, insurance companies, and financial services companies, and telecommunications services (20.0%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors include consumer discretionary, consumer staples, energy, health care, information technology, utilities and industrials. The average dividend yield on the world equity portfolio was 5.3% as of the end of the first quarter of 2006.

World Equity Market Review

A sharp rally in global stocks marked the first quarter of 2006, including a mid-quarter sell-off before the mid-March bounce-back. The mid-quarter sell-off was attributed to concerns over the sustainability of global growth and worries that the monetary tightening around the world (particularly in Japan, where rates have essentially been at zero for many years) would lead to a global reduction in investor risk tolerance. However, a continuation of strong profit growth, coupled with robust merger and acquisition activity (particularly in Europe), aided the overall rally in the global markets. In fact, the first quarter witnessed over $800 billion worth of global merger and acquisition activity. The largest deal was AT&T’s $67 billion offer for BellSouth. Subsequently, the telecom services sector outpaced the overall U.S. market. In addition, Europe’s utility sector saw significant merger activity when Germany’s E.ON offered 29 billion euros for Spain’s Endesa. From a sector perspective, energy, which had dominated index performance in 2005, performed modestly better than the global broad market, as oil prices failed to surpass last year’s records. Telecom services, 2005’s worst performing sector, performed well in the first quarter of 2006, driven by gains in U.S. telecoms. The materials sector was the best performer, while technology, health care, and consumer staples lagged. The Japanese market, which had soared during the second half of 2005 on expectations that its economy was finally emerging from a long malaise, lagged the global broad market, as the Central Bank of Japan halted its policy of flooding the economy with funds to fight deflation, and the Livedoor securities fraud weighed on the market. On the positive side, economic reports from Japan continue to be strong, U.S. stocks had their best performance in five quarters and, in Europe, takeover speculation helped stocks advance in the face

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

of forecasts for slower earnings growth and the European Central Bank’s second interest-rate increase in three months.

Global small caps continued to perform well and have now had positive absolute local-currency performance in eleven out of the last twelve quarters. European small caps led performance, while Japanese small caps were flat for the quarter, having declined sharply in January due to after effects of the Livedoor securities fraud. Emerging markets equities concluded the first quarter with very solid returns, aided by the heightened interest in the asset class. Eastern European equities posted the best performance. Latin American and Asian markets lagged, but still generated positive returns.

What Helped and What Hurt LOR

During the first quarter of 2006, materials stocks rose sharply. The Fund’s Brazilian iron- and steel-producer holdings, such as Cia Siderurgica Nacional (CSN), Gerdau, and Caemi Mineracao did substantially better than did the broad market, due to the continued robust global demand for commodities. Financials also benefited portfolio performance, as the shares of Norwegian bank, Den norske Bank (DnB NOR), rose. High oil prices have helped support the Norwegian economy, driving loan growth and rising fee income for DnB. Financial services company Bradford & Bingley (UK) also performed well during the quarter on news it may be bought by a larger rival. The stock was subsequently sold from the portfolio, in March, after it rose significantly. Energy contributed to performance as this sector performed well on the continued rise in the price of oil during the first quarter. Of the world equity portfolio’s oil stocks, Statoil (Norway), in particular, performed very well.

Conversely, telecommunications detracted from performance, as Telecom New Zealand declined due to fears that the potential increased regulation regarding broadband pricing would hurt company profits. In addition, the New Zealand dollar fell sharply versus all major world currencies during the first quarter. However Telecom New Zealand trades at an attractive valuation and has a trailing 9% dividend yield.

Emerging Market Currency and Debt Portfolio (31.5% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration1 (typically, under one-year) emerging market forward currency contracts and local currency debt instruments. As of March 31, 2006, this portfolio consisted primarily of forward currency contracts (79.2%), and a smaller allocation to sovereign debt obligations (16.4%) and structured notes (4.4%) . The average duration of the emerging market currency and debt portfolio was approximately 5.3 months, with an average yield of 8.1% .

At the end of the first quarter of 2006, the Fund’s emerging market currency and debt holdings were highly diversified across 31 countries within Eastern Europe (15.8%), Asia (26.6%), Latin America (19.1%), the Middle East (9.4%), Africa (17.1%), and the commonwealth of Independent States and Baltic countries (12.0%) .

Emerging Market Currency and Debt Market Review

2006 was off to a solid start in emerging markets. Currencies have generally been appreciating, while external debt spreads are near record levels of tightness, and the multi-year emerging-markets equities bull-market run has continued unabated. There is increasing investor confidence in the current environment of strong global expansion alongside controlled inflation.

Accelerating global growth, historically low VIX levels (volatility index used to measure the markets’ levels of satisfaction or anxiety), ongoing soundness of emerging markets fundamentals, record portfolio inflows, and tightening monetary policy biases in place among many emerging markets central banks are all supportive factors for this portfolio’s performance year-to-date. During this global expansionary period, faster export growth from emerging markets has been noted. Many of these mar-

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

kets are net commodity exporters. Thus, high prices and a strong Asian growth profile are supportive factors for continued trade surpluses. Many emerging markets continue to post current account surpluses and are benefiting from increased capital (especially equity and overseas worker remittance) inflows. These factors have been associated with local currency appreciation pressures across most of our holdings. Emerging market policymakers are keen to support strengthening domestic demand, in its contributory role, together with net exports, toward sustained growth in gross domestic product. While both currency strength and higher interest rates have a role to play in tightening monetary conditions, locally, there appears to be increasing policymaker tolerance (or even explicit support) for appreciating exchange rates as an alternative or complement to higher official monetary policy rates.

What Helped and Hurt LOR

In keeping with the Fund’s thesis on the risk/return attributes of a diversified local currency market portfolio, it is interesting to note that each of the top five countries contributing to first quarter returns were sourced from a different region of the emerging world. The top contributor was the portfolio’s bullish exposure to Brazil. This country’s trade surplus has gone from strength to strength. The Romanian currency market was also a strong contributor to portfolio returns. Exposure to the Russian ruble was positive, as the Central Bank of Russia permitted a material appreciation of the real effective exchange rate during the first quarter to counter domestic inflationary pressure. The Indonesian currency market contributed to performance, as the high-carry rupiah rallied sharply. Indonesia’s policy rate is the highest in Asia, and the market is gaining confidence in its central bank policy and investment climate. And, continued strong performance from the Turkish lira and local debt helped the portfolio during the quarter.

Detracting from the portfolio’s performance was its position in the Icelandic currency market, as the krona weakened sharply in an environment of thin liquidity. The Tanzanian shilling hurt portfolio performance due to the country’s strong import-related demand for U.S. dollars. Finally, constrained position sizes or lack of exposure to the highest returning markets, such as the Czech Republic, Hungary, Indonesia, and the Philippines, limited portfolio upside.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

All returns are for the period ended March 31, 2006 and reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that the Investment

Manager believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Total Return Information* (unaudited)
For the period ended March 31, 2006
Since
Inception**

Market Price	4.94%
Net Asset Value	18.76
MSCI ACWI Index	19.15

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Returns for period of less than one year are not annualized.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2006 (unaudited)
		Percentage of
Security	Value	Net Assets

Statoil ASA	$5,048,371	3.48%
Verizon Communications, Inc.	4,553,822	3.14
Citizens Communications Co.	4,437,488	3.06
Bank of America Corp.	4,353,624	3.00
Enel SpA	4,100,099	2.83
Telecom Corp. of New Zealand, Ltd.	4,050,390	2.80
Bristol-Myers Squibb Co.	3,932,678	2.71
Eni SpA	3,727,958	2.57
National Grid PLC	3,293,555	2.27
Souza Cruz SA	3,090,220	2.13

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2006 (unaudited)

Description	Shares	Value

Common Stocks—96.6%

Australia—8.7%
Amcor, Ltd. (b)	410,900	$2,168,143
Australia and New Zealand Banking
Group, Ltd.	111,500	2,106,885
BlueScope Steel, Ltd.	323,275	1,655,071
Coca-Cola Amatil, Ltd.	223,100	1,150,159
National Australia Bank, Ltd.	79,000	2,123,677
Telstra Corp., Ltd.	766,500	2,044,108
Westpac Banking Corp. (b)	82,100	1,394,456

Total Australia		12,642,499

Belgium—0.9%
Belgacom SA	40,297	1,286,919

Brazil—3.1%
Companhia Siderurgica Nacional SA
Sponsored ADR (b)	46,400	1,457,888
Souza Cruz SA (b)	203,200	3,090,220

Total Brazil		4,548,108

France—1.3%
Total SA	7,400	1,949,527

Greece—1.7%
OPAP SA	64,600	2,465,661

Hong Kong—1.2%
Pacific Basin Shipping, Ltd.	3,882,000	1,788,456

Hungary—1.3%
Magyar Telekom Telecommunications
Sponsored ADR (b)	86,800	1,891,372

Indonesia—1.7%
PT Bank Mandiri	13,629,500	2,534,814

Israel—1.8%
Bank Hapoalim BM	549,200	2,545,532

Description	Shares	Value

Italy—9.0%
Enel SpA	485,400	$4,100,099
Eni SpA	131,200	3,727,958
Lottomatica SpA	53,200	2,253,299
Mediaset SpA	110,186	1,296,080
Telecom Italia SpA	560,400	1,632,689

Total Italy		13,010,125

Japan—0.5%
Nissan Motor Co., Ltd.	63,900	757,117

Mexico—2.8%
Grupo Mexico SA de CV	801,100	2,265,062
Kimberly-Clark de Mexico SA de CV	503,200	1,718,869

Total Mexico		3,983,931

Morocco—1.7%
Maroc Telecom	167,200	2,428,044

Netherlands—1.1%
Royal Dutch Shell PLC, A Shares	53,000	1,656,042

New Zealand—2.8%
Telecom Corp. of New Zealand, Ltd.	1,196,200	4,050,390

Norway—4.6%
DnB NOR ASA	116,900	1,571,943
Statoil ASA	175,300	5,048,371

Total Norway		6,620,314

Singapore—1.0%
United Overseas Bank, Ltd.	146,000	1,407,533

South Africa—1.2%
Sanlam, Ltd.	634,140	1,697,349

South Korea—1.4%
KT Corp. Sponsored ADR (b)	91,900	1,957,470

Spain—0.5%
Gestevision Telecinco SA	28,800	718,306

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2006 (unaudited)

Description	Shares	Value

Taiwan—4.7%
Chunghwa Telecom Co., Ltd.
Sponsored ADR (b)	100,900	$1,976,631
Delta Electronics, Inc.	773,000	1,798,284
Fubon Financial Holding Co., Ltd.	1,625,000	1,376,949
Taiwan Semiconductor
Manufacturing Co., Ltd.	825,000	1,632,002

Total Taiwan		6,783,866

United Kingdom—15.5%
Barclays PLC	123,100	1,438,079
Diageo PLC	91,900	1,445,009
Dignity PLC	172,734	1,403,701
Gallaher Group PLC	91,500	1,333,176
HSBC Holdings PLC	76,300	1,277,141
Kelda Group PLC	108,900	1,489,418
Lloyds TSB Group PLC	247,144	2,359,905
National Grid PLC	331,667	3,293,555
Provident Financial PLC	95,500	1,170,315
Royal & Sun Alliance Insurance
Group PLC	628,065	1,500,663
Royal Bank of Scotland Group PLC	54,984	1,786,328
Scottish and Southern Energy PLC	88,600	1,739,672
Scottish Power PLC	113,105	1,141,805
Tomkins PLC	196,161	1,144,095

Total United Kingdom		22,522,862

United States—28.1%
Altria Group, Inc. (b)	26,500	1,877,790
Bank of America Corp. (b)	95,600	4,353,624
Brandywine Realty Trust (b)	70,200	2,229,552
Bristol-Myers Squibb Co. (b)	159,800	3,932,678
Centerplate, Inc. (b)	90,800	1,171,320
Citigroup, Inc. (b)	58,100	2,744,063
Citizens Communications Co. (b)	334,400	4,437,488
Du Pont (E.I.) de Nemours & Co. (b)	72,500	3,060,225
Ferrellgas Partners LP (b)	30,200	641,448
Health Care Property Investors, Inc. (b)	76,000	2,158,400
JPMorgan Chase & Co. (b)	56,300	2,344,332

Description	Shares	Value

KeySpan Corp. (b)	52,500	$2,145,675
Pfizer, Inc. (b)	96,300	2,399,796
The Southern Co. (b)	61,300	2,008,801
US Shipping Partners LP (b)	30,700	712,240
Verizon Communications, Inc. (b)	133,700	4,553,822

Total United States		40,771,254

Total Common Stocks
(Identified cost $130,282,435)		140,017,491

Preferred Stock—1.5%

Brazil—1.5%
Telemar Norte Leste SA
(Identified cost $1,964,346) (b)	81,400	2,129,690

	Principal
	Amount
Description	(000) (c)	Value

Foreign Government
Obligations—7.8%

Costa Rica—0.5%
Costa Rican Treasury Bill,
0.00%, 10/11/06	386,550	711,035

Egypt—3.7%
Egypt Treasury Bills:
0.00%, 07/18/06	4,875	826,736
0.00%, 09/05/06	6,950	1,165,568
0.00%, 09/12/06	1,450	242,798
0.00%, 09/26/06	7,900	1,318,568
0.00%, 10/17/06	10,925	1,814,719

Total Egypt		5,368,389

Israel—0.2%
Israel Government Bond,
6.00%, 01/31/10	1,340	283,406

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2006 (unaudited)

	Principal
	Amount
Description	(000) (c)	Value

Turkey—3.4%
Turkey Government Bonds:
0.00%, 09/27/06	5,380	$3,754,844
0.00%, 03/07/07	837	552,264
0.00%, 05/09/07	552	357,112
0.00%, 09/05/07	497	306,238

Total Turkey		4,970,458

Total Foreign Government
Obligations
(Identified cost $10,921,601)		11,333,288

Structured Notes—1.6%

Brazil—1.3%
Citibank Brazil Inflation-Linked Bond
NTN-B:
9.75%, 05/18/09 (d)	557	551,799
9.60%, 08/17/10 (d)	698	671,050
8.45%, 05/18/15 (d)	659	647,273

Total Brazil		1,870,122

Zambia—0.3%
Smith Barney ZMK Linked Deposit,
13.00%, 09/29/06	1,304,500	401,385

Total Structured Notes
(Identified cost $2,292,795)		2,271,507

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—0.2%
State Street Bank and Trust Co.,
4.23%, 04/03/06
(Dated 03/31/06, collateralized by
$310,000 United States Treasury
Note, 2.50%, 10/31/06, with a
value of $309,067)
Proceeds of $299,105
(Identified cost $299,000) (b)	$299	$299,000

Total Investments—107.7%
(Identified cost $145,760,177) (a)		$156,050,976
Liabilities in Excess of Cash
and Other Assets—(7.7)%		(11,162,316)

Net Assets—100.0%		$144,888,660

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2006 (unaudited)

Forward Currency Contracts open at March 31, 2006:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	04/03/06	1,416,933	$459,000	$459,838	$838	$—
ARS	04/12/06	2,735,000	887,180	887,483	303	—
ARS	04/18/06	1,139,786	371,000	369,820	—	1,180
ARS	04/28/06	1,003,145	325,000	325,441	441	—
ARS	05/03/06	1,411,785	458,000	457,874	—	126
BRL	04/06/06	4,126,500	1,750,000	1,897,957	147,957	—
BRL	04/10/06	656,880	280,000	301,796	21,796	—
BRL	09/01/06	5,505,701	2,459,000	2,436,079	—	22,921
BRL	12/20/06	1,114,775	430,000	481,207	51,207	—
BWP	05/03/06	1,977,479	360,000	358,116	—	1,884
BWP	06/09/06	2,011,928	363,000	361,988	—	1,012
BWP	06/19/06	1,880,854	341,000	337,815	—	3,185
CLP	04/20/06	162,180,750	303,000	308,788	5,788	—
CLP	06/19/06	220,357,000	417,889	419,340	1,451	—
COP	05/02/06	830,192,500	365,000	361,769	—	3,231
COP	05/12/06	780,864,000	332,000	340,225	8,225	—
COP	05/18/06	523,488,000	228,000	228,066	66	—
COP	05/24/06	3,419,010,000	1,512,000	1,489,425	—	22,575
COP	06/09/06	469,040,000	208,000	204,228	—	3,772
COP	06/21/06	500,232,000	221,538	217,696	—	3,842
CSD	04/20/06	24,472,340	338,858	338,646	—	212
CSD	06/09/06	19,093,746	260,630	260,380	—	250
CSD	05/11/06	25,113,240	337,000	345,349	8,349	—
EUR	05/08/06	392,337	469,000	475,882	6,882	—
GHC	04/10/06	1,153,820,000	124,000	126,064	2,064	—
GHC	04/13/06	1,057,584,000	114,905	115,520	615	—
GHC	09/07/06	4,953,273,000	527,000	526,446	—	554
GHC	09/18/06	1,047,358,000	111,599	111,049	—	550
IDR	04/11/06	3,349,090,000	358,000	368,558	10,558	—
IDR	04/20/06	16,872,800,000	1,834,000	1,856,806	22,806	—
IDR	06/27/06	3,018,210,000	327,000	332,146	5,146	—
ILS	05/31/06	3,345,300	708,000	715,871	7,871	—
ILS	06/19/06	5,448,384	1,152,000	1,165,766	13,766	—
ILS	09/29/06	1,630,658	356,000	348,561	—	7,439
INR	04/03/06	55,296,570	1,239,000	1,240,550	1,550	—
INR	04/10/06	16,490,900	370,000	369,786	—	214
INR	04/17/06	7,792,000	174,513	174,640	127	—
INR	05/03/06	56,338,740	1,257,000	1,261,348	4,348	—
INR	06/05/06	15,843,650	355,000	354,028	—	972
ISK	04/06/06	26,734,295	419,000	374,294	—	44,706
ISK	04/06/06	26,281,604	367,000	367,956	956	—
ISK	04/10/06	16,775,163	265,000	234,705	—	30,295
ISK	04/10/06	20,723,000	308,272	289,940	—	18,332
KRW	04/06/06	1,759,502,000	1,815,792	1,811,091	—	4,701
KRW	05/08/06	80,543,200	83,000	82,967	—	33
KRW	05/08/06	256,524,200	262,000	264,243	2,243	—
MXN	04/07/06	3,831,654	361,000	351,556	—	9,444
MXN	03/30/07	4,133,238	366,000	369,981	3,981	—
MYR	05/16/06	1,264,374	342,000	344,037	2,037	—
MYR	06/12/06	1,381,219	373,000	376,316	3,316	—
MYR	07/31/06	1,530,165	413,000	417,858	4,858	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2006 (unaudited)

Forward Currency Contracts open at March 31, 2006 (continued):
Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

MYR	08/07/06	1,360,836	$367,000	$371,743	$4,743	$—
MYR	08/14/06	3,000,051	813,000	819,809	6,809	—
MYR	11/13/06	1,921,000	522,153	527,244	5,091	—
NGN	08/10/06	88,536,640	674,000	680,177	6,177	—
PEN	04/12/06	1,067,850	315,000	317,067	2,067	—
PEN	04/17/06	1,067,850	315,000	316,973	1,973	—
PEN	04/24/06	1,193,000	356,322	353,974	—	2,348
PHP	04/03/06	4,904,920	94,000	95,856	1,856	—
PHP	06/15/06	115,505,080	2,252,000	2,247,028	—	4,972
PHP	06/30/06	5,488,030	107,000	106,676	—	324
PLN	04/21/06	7,066,847	2,235,000	2,175,049	—	59,951
PLN	04/21/06	1,292,533	397,000	397,819	819	—
PLN	05/31/06	1,730,000	547,087	533,015	—	14,072
PLN	06/13/06	4,005,000	1,236,111	1,234,425	—	1,686
RON	04/10/06	131,000	44,679	44,992	313	—
RON	04/20/06	5,891,000	2,007,223	2,021,557	14,334	—
RON	04/25/06	2,195,000	758,230	752,918	—	5,312
RON	05/09/06	1,471,000	501,278	504,134	2,856	—
RON	05/30/06	782,000	268,429	267,723	—	706
RUB	02/01/07	120,623,940	4,282,000	4,343,181	61,181	—
RUB	02/26/07	1,958,400	68,000	70,484	2,484	—
RUB	09/19/08	16,102,170	549,000	567,050	18,050	—
SGD	04/17/06	1,289,297	794,000	797,261	3,261	—
SGD	05/08/06	568,725	353,000	351,962	—	1,038
SGD	06/06/06	3,264,000	2,023,396	2,022,357	—	1,039
SGD	07/13/06	784,247	483,000	486,673	3,673	—
SGD	08/23/06	344,000	212,692	213,851	1,159	—
SGD	08/28/06	92,308	57,000	57,396	396	—
SIT	05/15/06	320,640,300	1,602,000	1,622,791	20,791	—
SKK	04/10/06	39,798,000	1,272,132	1,283,879	11,747	—
SKK	04/28/06	40,926,012	1,308,000	1,321,220	13,220	—
THB	04/11/06	2,315,360	58,000	59,520	1,520	—
THB	04/21/06	39,921,100	1,021,000	1,026,104	5,104	—
TRY	04/04/06	678,001	504,090	503,458	—	632
TRY	04/04/06	678,001	504,090	503,458	—	632
TRY	04/21/06	106,460	79,000	78,758	—	242
TWD	04/24/06	15,101,000	467,089	466,541	—	548
TZS	05/08/06	785,345,000	655,000	638,111	—	16,889
TZS	06/05/06	206,056,000	167,370	166,604	—	766
TZS	06/22/06	170,833,100	142,000	137,715	—	4,285
TZS	06/23/06	162,287,000	135,009	130,803	—	4,206
TZS	07/05/06	121,188,000	100,654	97,465	—	3,189
TZS	08/09/06	192,030,000	155,421	153,432	—	1,989
TZS	08/16/06	227,695,000	186,082	181,691	—	4,391
TZS	10/13/06	507,482,000	412,973	400,173	—	12,800
TZS	10/26/06	264,557,500	215,000	207,929	—	7,071
TZS	10/26/06	314,160,000	255,000	246,914	—	8,086
TZS	12/15/06	269,059,000	210,805	208,823	—	1,982
TZS	12/20/06	442,308,000	348,000	342,857	—	5,143
UAH	05/19/06	1,218,709	239,000	239,184	184	—
UAH	06/09/06	1,044,523	206,000	204,006	—	1,994
UAH	06/09/06	958,800	188,000	187,264	—	736

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2006 (unaudited)

Forward Currency Contracts open at March 31, 2006 (concluded):
			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

UAH	06/19/06	836,640	$166,000	$163,037	$—	$2,963
UAH	08/01/06	1,301,000	258,002	251,542	—	6,460
UAH	08/07/06	7,822,080	1,552,000	1,510,837	—	41,163
UAH	08/10/06	824,580	162,000	159,188	—	2,812
UAH	09/11/06	1,246,560	245,000	239,367	—	5,633

Total Forward Currency Purchase Contracts			$63,306,493	$63,428,356	$529,353	$407,490

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	04/03/06	1,416,933	$460,417	$459,838	$579	$—
BRL	04/10/06	1,483,949	675,751	681,784	—	6,033
BRL	04/24/06	1,420,083	659,430	649,947	9,483	—
BRL	12/28/06	1,100,274	476,000	474,132	1,868	—
EUR	05/08/06	1,970,000	2,378,086	2,389,492	—	11,406
EUR	04/20/06	278,000	338,858	336,827	2,031	—
EUR	06/09/06	213,000	260,630	258,864	1,766	—
INR	04/03/06	55,296,570	1,238,445	1,240,550	—	2,105
ISK	04/06/06	26,734,295	376,730	374,294	2,436	—
ISK	04/10/06	18,360,510	259,000	256,886	2,114	—
ISK	04/10/06	19,137,653	269,518	267,759	1,759	—
PEN	04/12/06	1,067,850	311,554	317,067	—	5,513
PEN	04/17/06	1,067,850	311,463	316,973	—	5,510
PHP	04/03/06	4,904,920	95,706	95,856	—	150
SKK	04/10/06	9,768,737	319,000	315,138	3,862	—
SKK	04/10/06	11,094,703	357,000	357,914	—	914
SKK	04/28/06	8,135,905	263,000	262,652	348	—
TRY	04/04/06	678,001	502,000	503,458	—	1,458
TRY	04/21/06	480,348	360,000	355,354	4,646	—
TRY	07/05/06	647,112	472,000	471,406	594	—
TRY	07/05/06	647,112	472,000	471,406	594	—
TRY	02/09/07	754,000	525,179	527,990	—	2,811

Total Forward Currency Sale Contracts			$11,381,767	$11,385,587	32,080	35,900

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$561,433	$443,390

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2006 (unaudited)

(a)	For federal income tax purposes, the aggregate cost was $145,760,177, aggregate gross unrealized appreciation was $12,488,963, aggregate gross unrealized depreciation was $2,198,164 and the net unrealized appreciation was $10,290,799.

(b)	Segregated security for forward currency contracts.

(c)	Principal amount denominated in respective country’s currency unless otherwise specified.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” Principal amount denominated in U.S. dollar.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional”

Currency Abbreviations:
ARS	— Argentine Peso	NGN	— Nigerian Naira
BRL	— Brazilian Real	PEN	— Peruvian New Sol
BWP	— Botswana Pula	PHP	— Philippine Peso
CLP	— Chilean Peso	PLN	— Polish Zloty
COP	— Colombian Peso	RON	— Romanian Leu
CSD	— Serbian Dinar	RUB	— Russian Ruble
EUR	— Euro	SGD	— Singapore Dollar
GHC	— Ghanaian Cedi	SIT	— Slovenian Tolar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
ISK	— Iceland Krona	TWD	— New Taiwan Dollar
KRW	— South Korean Won	TZS	— Tanzanian Shilling
MXN	— Mexican Peso	UAH	— Ukranian Hryvnia
MYR	— Malaysian Ringgit	ZMK	— Zambian Kwacha

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2006 (unaudited)

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	5.4%
Automotive	0.5
Banking	14.5
Chemicals	2.1
Commercial Services	0.8
Drugs	4.4
Electric	8.5
Energy Integrated	8.5
Financial Services	9.2
Food & Beverages	0.8
Forest & Paper Products	2.7
Gas Utilities	1.9
Health Services	2.0
Insurance	1.0
Leisure & Entertainment	4.6
Manufacturing	0.8
Metals & Mining	3.7
Real Estate	3.0
Semiconductors & Components	2.4
Telecommunications	19.6
Transportation	1.7

Subtotal	98.1
Foreign Government Obligations	7.8
Structured Notes	1.6
Repurchase Agreement	0.2

Total Investments	107.7%

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”). If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund	and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2007
Independent Director:
Robert M. Solmson (58)	Director	Director, Lazard Alternative Strategies Fund, LLC; Director,
Colonial Williamsburg Co.; Former Chief Executive Officer and
Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan
Keegan, Inc.; Former Director, Independent Bank, Memphis.

Interested Director:
Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.

Class II — Directors with Term Expiring in 2008
Independent Directors:
Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; Trustee,
The Juilliard School; Chairman of the Board, Bridgehampton
Chamber Music Festival; Trustee, American Friends of the
National Gallery/London; President, Aquiline Advisors LLC.

Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director, Public
Health Research Institute; Trustee Emeritus, Clarkson University;
Council of Trustees, New Jersey Performing Arts Center.

Class III — Directors with Term Expiring in 2009
Independent Directors:
John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative
Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director,
Sletten Construction Company; Trustee Emeritus, The University
of Montana Foundation.

Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, Lazard Alternative Strategies Fund, LLC; Director,
O’Charley’s, Inc., a restaurant chain.
Interested Director:
Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy
Chairman of Wasserstein Perella Group.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (33)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.

Brian D. Simon (43)	Chief Compliance	Director and Chief Compliance Officer of the Investment
	Officer and	Manager; Vice President, Law & Regulations at J. & W. Seligman
	Assistant Secretary	& Co., from July 1999 to October 2002.

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.

David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.